EXHIBIT 99.1
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JONES LANG LASALLE
Real value in a changing world





                           INVESTOR PRESENTATION

                 Jones Lang LaSalle & The Staubach Company
                            to Merge Operations


                                 June 2008














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JONES LANG LASALLE - PAGE - 2:



FORWARD LOOKING STATEMENTS

Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans and objectives, dividend payments and share repurchases may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those discussed under "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Quantitative and Qualitative Disclosures about Market Risk," and elsewhere in Jones Lang LaSalle's Annual Report on Form 10-K for the year ended December 31, 2007 and in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 and in other reports filed with the Securities and Exchange Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the Company's Board of Directors. Statements speak only as of the date of this presentation. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Jones Lang LaSalle's expectations or results, or any change in events.






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JONES LANG LASALLE - PAGE - 3:



            THE STAUBACH COMPANY ALIGNS WITH GROWTH STRATEGIES


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        The chosen real estate expert and strategic adviser to the leading occupiers and investors around the world

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      MARKET LEADING POSITIONS:


      CONSOLIDATING INDUSTRY

      .     Strong balance sheet

      .     Desired global platform

      .     Disciplined acquirer


      DIVERSITY IN UNCERTAIN ENVIRONMENT

      .     Current Capital Markets slow-down offset by:

            -     The Staubach Company merger

            -     Global platform breadth

            -     Multiple growing service lines

            -     Increasing market share

            -     Investment management business




            ----------------------------------------
            G1          Local and Regional
                        Service Operations
                        Execution
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            G2          Global Corporate
                        Solutions
                        Counter Cyclical
            ----------------------------------------
            G3          Global Capital
                        Markets
                        Global Diversity
            ----------------------------------------
            G4          LaSalle Investment
                        Management
                        Annuity
            ----------------------------------------
            G5          World Standard
                        Business Operations
                        Operating Leverage
            ----------------------------------------






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JONES LANG LASALLE - PAGE - 4:



STAUBACH
A World of Real Estate Knowledge




                       THE STAUBACH COMPANY OVERVIEW

            Premier US Brand in Tenant Representation Services


..     STAUBACH IS A MARKET-LEADING REAL ESTATE ADVISORY FIRM WITH A
      PRESENCE IN OVER 20 U.S. MARKETS

      -     Established over 30 years ago by Roger Staubach


..     LOYAL EMPLOYEE BASE WITH MORE THAN 1,000 EMPLOYEES

      -     94% professional retention


..     CONSISTENT REVENUE AND PROFIT GROWTH

      -     Four year revenue CAGR of 15% (1)


..     VARIABLE COMPENSATION USING COMMISSION MODEL


..     DIVERSE CLIENT BASE

      - Top ten clients less than 15% of Staubach's 2007 fiscal year revenue


..     MAJORITY OF REVENUE, C. 85%, FROM TENANT REPRESENTATION

      - Tenant Representation demonstrated resiliency in the last market downturn


   (1)  Based on Staubach's historical financial results (unaudited)




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                           Tenant Representation
                             Service Offerings
            --------------------------------------------------

                  .     Strategic and advisory consulting

                  .     Transaction management

                  .     Lease and contract negotiation

                  .     Research

                  .     Lease administration

                  .     Portfolio strategy

                  .     Business and economic incentives

            --------------------------------------------------


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JONES LANG LASALLE - PAGE - 5:



                         COMBINED GLOBAL FOOTPRINT

             Two powerful firms, one game-changing opportunity



                        .     THE STAUBACH COMPANY

                        .     JONES LANG LASALLE






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JONES LANG LASALLE - PAGE - 6:



                           TRANSACTION OVERVIEW


..     JONES LANG LASALLE and THE STAUBACH COMPANY HAVE ENTERED A DEFINITIVE
      AGREEMENT TO MERGE OPERATIONS


      - Staubach's June 2008 fiscal revenues projected to be approximately $375 million

            - Significant opportunity to cross-sell JLL's broad services and global geography to Staubach clients

      - Staubach to receive guaranteed payments of $613 million, plus additional earn out opportunities of up to $114 million based on performance milestones

      - Expense synergies - expect at least $7.5 million of annual run rate

      - Expect transaction to be EPS accretive in 2009 on a U.S. GAAP basis

            - Currently projecting approximately $100 million of intangible assets

            - Currently projecting approximately $25 million of integration costs

            - Significant EPS accretion expected as integration costs fully expensed and intangible amortization burns off

      - Anticipate closing during third quarter 2008, subject to contract terms and Hart-Scott-Rodino approval

            -     Transaction approved by Staubach shareholders






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JONES LANG LASALLE - PAGE - 7:



                           TRANSACTION OVERVIEW


..     DEFERRED PAYMENT STRUCTURE AND PERFORMANCE-BASED INCENTIVES (1)

      -     $223 million consideration at close

            - $123 million paid in cash using existing credit facilities (2)

            - $100 million paid in Jones Lang LaSalle stock via a private placement issued to Staubach shareholders

                  - Registration statement covering shares to be filed following filing of pro forma financial statements

      -     $390 million of deferred payments (3)

            -     1st payment + $78M, 2nd payment = $156m, 3rd payment =
                  $156m

            -     Present value of deferred payments $317 million

      - Earn out payments commence as early as 2011, based on performance incentives measured over a period of up to four and one-half years after the closing


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                             SOURCES AND USES
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($ in Millions)


Credit Facilities             $ 136     Purchase Price at Close (1)   $ 223

PV of Deferred Payments (3)     317     PV of Deferred Payments (3)     317

Equity                          100     Fees and Expenses                13
                              -----                                   -----

Total Sources                 $ 553     Total Uses                    $ 553


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(1)   Total Guaranteed Purchase Price is $624 million before the deduction of net closing date liabilities and $11 million to fund transition costs

(2) Cash payment at close to be reduced by the net closing date liabilities, as detailed in the merger agreement.

(3) Deferred payments (reported as "Deferred business acquisition obligations" on JLL's balance sheet) are scheduled to be paid on the 25th, 37th and 61st month anniversaries following the transaction closing.

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JONES LANG LASALLE - PAGE - 8:



                            STRATEGIC RATIONALE

     Provides Opportunity to Expand on Staubach's Single-Service Model


[ Graphics / Pie Charts indicating ]



     PRE-TRANSACTION SERVICE             POST-TRANSACTION
     LINE CONTRIBUTION                   BUSINESS CONTRIBUTION
---------------------------------   ---------------------------------

     Actual 2007 Revenue:                Pro Forma 2007 Revenue:
     $2.7 billion                        $3.0 billion


     OCCUPIER SERVICES - 28%             OCCUPIER SERVICES - 35%

       Integrated Facility                 Integrated Facility
         Management - 5%                     Management - 4%

       Project and Development             Project and Development
         Services - 15%                      Services - 15%

       Tenant Representation -             Tenant Representation -
         8%                                  16%


     INVESTOR SERVICES - 36%             INVESTOR SERVICES - 32%

       Agency Leasing - 13%                Agency Leasing - 12%

       Property Management - 9%            Property Management - 8%

       Valuation and Consulting -          Valuation and Consulting -
         14%                                 12%


     CAPITAL MARKETS - 22%               CAPITAL MARKETS - 21%


     MONEY MANAGEMENT - 14%              MONEY MANAGEMENT - 12%


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..     ENABLES CROSS-SELLING OF ADDITIONAL SERVICES (INTEGRATED FACILITIES
      MANAGEMENT "IFM" AND PROJECT DEVELOPMENT SERVICES "PDS") TO EXISTING STAUBACH CLIENTS

..     STRENGTHENS ABILITY TO SELL STRATEGIC ALLIANCE TRANSACTION SERVICES
      TO JONES LANG LASALLE'S IFM / PDS-ONLY CLIENTS

      - Earn out structure encourages expansion of client relationship to include tenant representation

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JONES LANG LASALLE - PAGE - 9:



                            STRATEGIC RATIONALE

    G1 AND G2 IN THE AMERICAS; SIGNIFICANT INTERNATIONAL OPPORTUNITIES


[ Graphics / Pie Charts indicating ]



     PRE-TRANSACTION BUSINESS            POST-TRANSACTION
     CONTRIBUTION                        BUSINESS CONTRIBUTION
---------------------------------   ---------------------------------


     AMERICAS - 29%                      AMERICAS - 37%

     ASIA PACIFIC - 23%                  ASIA PACIFIC - 20%

     EMEA - 34%                          EMEA - 31%

     LIM - 14%                           LIM - 12%

     ACTUAL 2007 REVENUE:                PRO FORMA 2007 REVENUE:
       $2.7 BILLION                        $3.0 BILLION


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..     STRATEGIC PRIORITIES:

      - G-1 - Grow local market positions (executed to date with hiring and small acquisitions)

      -     G-2 - Expand execution capabilities for corporate clients


..     STAUBACH'S PLATFORM COMPLEMENTS JLL AMERICAS' STRONG NATIONAL
      CORPORATE SOLUTIONS PLATFORM

      - Adds scale to Public Institutions penetration; become leader at federal level and add state-level capabilities

      - Adds scale to industrial brokerage and logistics-focused capabilities; one-third of JLL Corporate Solutions clients have industrial need

..     CROSS-BORDER TRANSACTION REFERRALS TO ASIA PACIFIC AND EUROPE

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JONES LANG LASALLE - PAGE - 10:




                            STRATEGIC RATIONALE

           STRONG STAUBACH LEADERSHIP AND COMPLEMENTARY CULTURES





STAUBACH'S TOP LEADERSHIP TALENT    CULTURAL FIT
---------------------------------   ---------------------------------

..    Depth of leadership at         .    Client first mentality
     local and regional level

..    Roger Staubach anticipated     .    Growth mindset
     to join JLL Board of
     Directions
                                    .    Similar brand attributes
..    Staubach management to              and values
     take meaningful roles
     in combined organization
                                    .    Team oriented
..    Successfully manage broker
     compensation programs -
     which will be expanded         .    Trust and integrity
     in JLL

..    Sales and personal             .    Desire to be the best and
     relationship development            achieve market leadership
     skill set embedded in
     Staubach culture

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JONES LANG LASALLE - PAGE - 11:




                            STRATEGIC RATIONALE

   IMMEDIATELY POSITIONS JLL AS A MARKET LEADER IN TENANT REPRESENTATION



..     STAUBACH'S SCALE, FOOTPRINT AND STRONG COMPETITIVE POSITION
      ACCELERATES JLL'S PENETRATION OF KEY US MARKETS

      - Significantly strengthens JLL's leasing capabilities in local markets


..     BOTH FIRMS FOCUS ON TOP 20 MARKETS WITH COMBINATION CREATING LEADING
      POSITIONS IN MAJORITY OF LARGE OFFICE MARKETS

      - New York, Washington DC metro, Chicago, Northern California, Dallas, Houston, Boston and Atlanta


..     INTEGRATING AND CROSS SELLING COMBINED CAPABILITIES ADDS VALUE TO
      CLIENTS BY LEVERAGING BROADER SERVICE OFFERING

      - JLL's leading Corporate Solutions position in facilities management, project management and transaction management plus Staubach's strength in tenant representation increases separation from the competitive set

      - Adds depth and scale to combined practice groups including law firms, global logistics, data centers, call centers, healthcare and life sciences


..     COMBINATION REINFORCES JLL'S POSITION AS THE HIGH QUALITY BRAND FOR
      OCCUPIER CLIENTS